UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 22, 2020
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)
(415) 829-1400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Not applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2020, Castlight Health, Inc. (the “Company”) entered into a Paycheck Protection Program Loan (the “PPP Note”) sponsored by the Small Business Administration (the “SBA”) through Silicon Valley Bank (the “Bank”), providing for $10.0 million in proceeds. The PPP Note was issued pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The PPP Note has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for the first six months after the date of the PPP Note. The PPP Note may be prepaid at any time prior to maturity with no prepayment penalties. The PPP Note contains events of default and other provisions customary for a loan of this type. The CARES Act provides that the PPP Note may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above related to the PPP Note is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

As disclosed above, the Company entered into the PPP Note on April 22, 2020. At the time the Company applied for the Loan, the Company believed it was qualified to receive the funds pursuant to the Paycheck Protection Program, given that it has less than 500 employees as required by the CARES Act, has been affected by the economic uncertainty brought about by the COVID pandemic, and intended to use the funds from the PPP Note to help maintain its payroll in accordance with the terms of the CARES Act.

On April 23, 2020, the SBA issued new guidance that cast doubt on the ability of public companies to qualify for a Paycheck Protection Program loan. As a result, out of an abundance of caution, on April 26, 2020, the Board of Directors of the Company determined to repay the full amount of the PPP Note to the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	April 28, 2020	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer